Other Real Estate Owned	12 Months Ended
Dec. 31, 2011
Other Real Estate Owned [Abstract]
Other Real Estate Owned

Note 7 – Other Real Estate Owned

Other real estate owned represents residential and commercial properties primarily owned as a result of loan collection activities and is reported net of a valuation allowance. Activity within other real estate owned was as follows:

(Dollars in thousands)

	2011	2010	2009

Balance, beginning of year	$1,953	$2,201	$3,692
Transfers from loans	2,972	1,358	3,489
Reclassification to buildings	—	—	(331)
Proceeds from sales	(3,015)	(1,174)	(4,200)
Gains/(losses) on sales	279	96	(7)
Write-downs	(255)	(528)	(442)

Balance, end of year	$1,934	$1,953	$2,201

Activity in the valuation allowance on other real estate owned was as follows:

(Dollars in thousands)

	2011	2010	2009

Balance, beginning of year	$909	$438	$206
Write-downs charged to expense	255	528	442
Deletions from sales of other real estate owned	(167)	(57)	(210)

Balance, end of year	$997	$909	$438